UNITED STATES

SECURITIES and EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2007

TRANSCONTINENTAL REALTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

001-09240	95-6565852
(Commission File Number)	(IRS Employer Identification No.)

1800 Valley View Lane, Suite 300 Dallas, TX	75234
(Address of principal executive offices)	(Zip Code)

(469) 522-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Transcontinental Realty Investors, Inc. (the “Company”) is amending its Current Report on Form 8-K filed on January 25, 2007, to include (i) a Statement of Revenues and Direct Operating Expenses for the “Park West” (the “Properties) acquisition for the year ended December 31, 2006 as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and (ii) unaudited pro forma financial statements including (a) the Company’s pro forma balance sheet as of December 31, 2006, as if the acquisition of the Properties occurred on December 31, 2006, and (b) the Company’s pro forma statement of operations for the year ended December 31, 2006, as if the acquisition of the Properties had occurred on January 1, 2006.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 19, 2007, two wholly-owned subsidiaries of Transcontinental Realty Investors, Inc. (“TCI” or the “Company”), acquired four office buildings containing approximately 1,072,000 rentable square feet and a 4.7-acre tract of undeveloped land (the “Properties”), located in Farmers Branch, Texas, from affiliates of Brandywine Realty Trust of Radnor, Pennsylvania. The Properties are located in the “Park West” office park at the intersection of the LBJ Freeway and Luna Road. Two of the office buildings, known as the “E-1” and “E-2” buildings, contain 383,000 rentable square feet and are currently 70 percent leased. The remaining office buildings, known as the “C-2” and “C-3” buildings, contain 689,000 rentable square feet and are currently 86 percent leased. TCI has no material relationship with the sellers other than in respect of this transaction. The Properties were acquired for a total purchase price of $107.1 million plus closing costs. The acquisition was partially financed with a two year, $62 million loan from a commercial bank and a six-year, $35 million loan from a life insurance company. Both loans accrue interest at variable rates; the combined weighted average interest rate at closing was approximately 8.15%. The loans are collateralized by the Properties and guaranteed by TCI.

Various factors were considered by the Company in determining the price to be paid for the Properties including the nature of the tenants and terms of the leases in place, opportunities for alternative and new tenancies, historical and expected cash flows, occupancy rates, current operating costs of the Properties and anticipated changes therein under different ownership, the physical condition and location of the Properties, the need for capital improvements, the anticipated effect on the Company’s financial results and other factors. Capitalization rates at which TCI believed other comparable properties had recently sold were also considered. However, the Company determined the price it was willing to pay primarily on the factors discussed above relating to the Properties themselves and the fit into the Company’s existing operations. No separate independent appraisal was obtained by the Company in connection with this acquisition.

The Properties are located at the primary entrance to Mercer Crossing, a development project substantially owned by the Company, comprised of existing residential and commercial property and 1,200 acres of undeveloped land. Prior to the acquisition, TCI owned the easternmost building in the Park West Development. The acquisition completes the ownership of the Park West development and is a key component in TCI’s investment strategy for Mercer Crossing.

Item 9.01. Financial Statements and Exhibits

The following financial statements and pro forma financial information are filed as part of this report.

(a) Financial Statements of Real Estate Acquired:

Statement of Revenues and Direct Operating Expenses of the Park West acquisition for the year ended December 31, 2006.

(b) Pro Forma Financial Statements:

The unaudited pro forma financial statements set forth (i) the pro forma balance sheet as of December 31, 2006, as if the acquisition had occurred on December 31, 2006, and (ii) the pro forma statement of operations for the year ended December 31, 2006, as if the acquisition had occurred on January 1, 2006. The pro forma financial statements are based upon assumptions contained in the notes thereto and should be read in conjunction with such notes.

The unaudited pro forma financial statements may not necessarily reflect the results of operations or financial position of the Company which would have actually resulted had the acquisition occurred as of the date and for the periods indicated, nor should they be taken as indicative of the future results of operations or the future financial position of the Company. Differences would result from various factors, including but not limited to changes in occupancy, rental rates and rental expenses.

Independent Auditors’ Report

To the Board of Directors of

Transcontinental Realty Investors, Inc.

Dallas, TX

We have audited the accompanying statement of revenues and direct operating expenses of the properties known as Park West (the “Property”) for the year ended December 31, 2006. This statement of revenues and direct operating expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Transcontinental Realty Investors, Inc.) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Park West for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

FARMER, FUQUA, & HUFF, P.C.

Plano, Texas

April 3, 2007

PARK WEST

STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2006

(dollars in thousands)

REVENUES:
Base rental income	$16,886
Operating expense recovery	288
Parking, antennae, and other income	1,931

Total revenues	19,105

DIRECT OPERATING EXPENSES:
Real estate taxes	2,473
Utilities	2,171
Personnel	1,403
Other property operations	2,863
Management costs and fees	497

Total direct operating expenses	9,407

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES	$9,698

See notes to statement of revenues and direct operating expenses.

PARK WEST

NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2006

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Park West consists of four office buildings and one 4.7 acre tract of undeveloped land (the “Properties) at the intersection of the LBJ Freeway and Luna Road in Farmers Branch, Texas. Two of the office buildings, known as the “E-1” and “E-2” buildings, contain 383,000 rentable square feet and are currently 70 percent leased. The remaining office buildings, known as the “C-2” and “C-3” buildings, contain 689,000 rentable square feet and are currently 86 percent leased. The Properties were acquired from Brandywine Realty Trust, an unrelated third party, on January 19, 2007. The statement of revenues and direct operating expenses includes information related to the operations of Park West for the year ended December 31, 2006 as recorded by the properties’ previous owners, subject to the adjustments described below.

The accompanying historical financial statement information is presented in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the year ended December 31, 2006 as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, and other costs not directly related to the future operations of the acquired Properties.

Management’s Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Rental Income — Rental income is recognized on a straight-line basis over the terms of the related leases.

Properties Operating Expenses — Properties operating expenses consist primarily of insurance, repairs and maintenance, security and safety, cleaning, shared parking costs and other administrative expenses.

Management Fees – At the date of acquisition, the Properties were being managed by Brandywine Realty Trust. These costs represent fees changed by the property manager to the property throughout 2006.

2. OPERATING LEASES

Operating revenue is principally obtained from business tenant rentals under operating leases. Future minimum base rental income under all tenant operating leases as of December 31, 2006 are as follows (dollars in thousands):

Year ending December 31,	Amount
2007	$6,176
2008	5,663
2009	4,876
2010	4,357
2011	3,502
Thereafter	10,106

Total	$34,680

TRANSCONTINENTAL REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2006

(Unaudited)

Dollars in thousands

	Historical Consolidated	Pro Forma Adjustments		Pro Forma Consolidated
Assets
Real estate held for investment	$1,089,995	$110,619	(a)	$1,200,614
Less—accumulated depreciation	(97,541)			(97,541)

	992,454	110,619		1,103,073

Real estate held for sale	54,935			54,935
Real estate subject to sales contract	66,027			66,027

Notes and interest receivable	39,566			39,566

Investment in joint ventures	30,573			30,573

Marketable equity securities, at market value	9,038			9,038

Cash and cash equivalents	4,803	(3,375	)(a)	1,428
Other assets	52,771	(12,227	)(a)	40,544

Total assets	$1,250,167	$95,017		$1,345,184

Liabilities and Equity
Liabilities:
Notes and interest payable	799,069	$91,080	(a)	$890,149

Liabilities related to assets held for sale	43,579			43,579
Liabilities payable subject to sales contract	58,816			58,816
Other liabilities	66,608	3,937	(a)	70,545

	968,072	95,017		1,063,089

Commitments and contingencies

Minority interest	16,166			16,166
Stockholders’ equity:
Preferred Stock:
Series C	—			—
Series D	1			1
Common Stock, $.01 par value;	81			81
Paid-in capital	266,206			266,206
Treasury stock	(3,086)			(3,086)
Retained earnings	1,660			1,660
Accumulated other comprehensive income/(loss)	1,067			1,067

	265,929	—		265,929

	$1,250,167	$95,017		$1,345,184

See accompanying notes to unaudited consolidated pro forma financial statements.

TRANSCONTINENTAL REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

(Unaudited)

Dollars in thousands

	Historical Consolidated	Pro Forma Adjustments		Pro Forma Consolidated
Property Revenues:
Rents and other property revenues	$128,064	$19,105	(a)	$147,169

Operating Expenses:
Property operations	78,965	9,407	(a)	88,372
Depreciation and amortization	21,641	2,793	(b)	24,434
General and administrative	4,006	—		4,006
Advisory fees	8,626			8,626

Total operating expenses	113,238	12,200		125,438

		—

Operating income	14,826	6,905		21,731

Other income (expense):
Interest income	2,698	—		2,698
Gain on foreign currency transaction	2	—		2
Mortgage and loan interest	(51,830)	(8,195	)(c)	(60,025)
Provision for asset impairment	—	—		—
Provision for losses	—	—		—
Net income fee	(972)	—		(972)
Incentive fees	(1,490)	—		(1,490)
Gain on involuntary conversion	20,479	—		20,479
Other income/(expense)	928	—		928

Total other income/(expense)	(30,185)	(8,195)		(38,380)
Income before gain on land sales, minority interest and equity in earnings of investees	(15,359)	(1,290)		(16,649)
Gain on Land Sales	11,421	—		11,421
Equity in earnings of investees	890	—		890
Minority interest	393	—		393

Income (loss) from continuing operations before taxes	(2,655)	(1,290)		(3,945)
Add: Income tax benefit	4,608	—		4,608

Net income (loss) from continuing operations	1,953	(1,290)		663
Income from discontinued operations	2,390	—		2,390
Less: Income tax benefit (expense)	(837)	—		(837)

Net income from discontinued operations	1,553	—		1,553
Net income	3,506	(1,290)		2,216
Preferred dividend requirement	(210)	—		(210)

Net income applicable to common shares	$3,296	$(1,290)		$2,006

See accompanying notes to unaudited pro forma consolidated financial statements.

TRANSCONTINENTAL REALTY INVESTORS, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of Presentation

Park West consists of four office buildings and one 4.7 acre tract of undeveloped land at the intersection of the LBJ Freeway and Luna Road. Two of the office buildings, known as the “E-1” and “E-2” buildings, contain 383,000 rentable square feet and are currently 70 percent leased. The remaining office buildings, known as the “C-2” and “C-3” buildings, contain 689,000 rentable square feet and are currently 86 percent leased. The Properties were acquired from Brandywine Realty Trust, an unrelated third party, on January 19, 2007. The statement of revenues and direct operating expenses includes information related to the operations of Park West for the year ended December 31, 2006 as recorded by the Properties’ previous owners, subject to the adjustments described below.

2. Unaudited Pro Forma Consolidated Balance Sheet

The unaudited pro forma consolidated balance sheet as of December 31, 2006 is based on the historical consolidated balance sheet for the Company presented in the Annual Report on Form 10-K for the year ended December 31, 2006. The unaudited pro forma consolidated balance sheet includes adjustments assuming this acquisition had occurred as of December 31, 2006. Significant pro forma adjustments in the unaudited pro forma consolidated balance sheet include the following:

(a)	The Properties were acquired for a total purchase price of $107.1 million plus closing costs. The acquisition was partially financed with a two year, $62 million loan from a commercial bank and a six-year, $35 million loan from a life insurance company. Both loans accrue interest at variable rates; the combined weighted average interest rate at closing was approximately 8.15%. The loans are collateralized by the Properties and guaranteed by TCI. The Company has allocated the purchase price to real estate in the accompanying pro forma consolidated balance sheet. The Company is in the process of determining if any intangible assets were acquired which may result in future adjustments to the allocation of the purchase price.

3. Unaudited Pro Forma Consolidated Statement of Operations

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2006 is based on the historical consolidated statement of operations for the Company presented in the Annual Report on Form 10-K for the year ended December 31, 2006. The unaudited pro forma consolidated statement of operations includes adjustments assuming that the acquisition of the Properties had occurred as of January 1, 2006. Significant pro forma adjustments in the unaudited pro forma consolidated statement of operations include the following:

(a)	Adjustment required for the historical rental revenues and operating expenses for the Properties. Operating expenses include management costs and fees calculated using the historical management costs of the Properties.

(b)	Adjustment required to reflect depreciation on the Properties, based on the total allocated cost of the acquisition to depreciable assets. The Company uses the straight-line method for depreciation and amortization with an estimated useful life of 40 years for the Properties. As discussed in Note 2(a), the Company has not finalized the allocation of the purchase price. Any change to the allocation may result in changes to depreciation.

(c)	Adjustment for interest expense on the new debt incurred as a result of the acquisition.

4. Significant Tenants

As of December 31, 2006, three tenants, Centex Corporation, Hoechst Celanese Corporation and International Business Machines (IBM) occupied approximately 24 percent of the total square footage under lease at Park West.

(c)	Exhibits

EXHIBIT INDEX

The following designated exhibits are filed herewith:

Exhibit Number	Description of Exhibit

none

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSCONTINENTIAL REALTY INVESTORS, INC.

Dated: April 4, 2007	By:	/s/ Steven A. Abney
Steven A. Abney
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)